BHP Billiton Limited Subsidiaries

Exhibit 8.1
Entity
Beswick Pty Ltd
BHP (USA) Investments Inc
BHP Adhill Inc
BHP Arizona Railroad Company
BHP Asia Pacific Nickel Pty Ltd
BHP Billiton (Trinidad) Holdings Ltd
BHP Billiton (Trinidad-2AB) Ltd
BHP Billiton (Trinidad-2C) Ltd
BHP Billiton (Trinidad-3A) Ltd
BHP Billiton Boliviana de Petroleo Inc
BHP Billiton Brasil Ltda
BHP Billiton Diamonds (Belgium) NV
BHP Billiton Diamonds Australia Pty Ltd
BHP Billiton Diamonds Inc
BHP Billiton Direct Reduced Iron Pty Ltd
BHP Billiton do Brasil Investimentos Ltda
BHP Billiton Employee Plan Pty Ltd
BHP Billiton Empreendimentos Minerais Ltda
BHP Billiton Executive Services Company Pty Ltd
BHP Billiton Finance (USA) Ltd
BHP Billiton Finance Ltd
BHP Billiton Group Operations Pty Ltd
BHP Billiton Group Resources Pty Ltd
BHP Billiton Innovation Pty Ltd
BHP Billiton Investment Holdings Ltd
BHP Billiton Iron Ore Pty Ltd
BHP Billiton Japan Ltd
BHP Billiton Japan Pty Ltd
BHP Billiton Korea Ltd
BHP Billiton Marine & General Insurances
BHP Billiton Marekting AG
BHP Billiton Marketing Asia Pte Ltd
BHP Billiton Marketing B.V.
BHP Billiton Marketing Investments APS
BHP Billiton Metal GmbH
BHP Billiton Minerals Pty Ltd
BHP Billiton Petroleum (Americas) Inc
BHP Billiton Petroleum (Angola 21) Inc
BHP Billiton Petroleum (Angola 22) Inc
BHP Billiton Petroleum (Australia) Pty Ltd
BHP Billiton Petroleum (Bass Strait) Pty Ltd
BHP Billiton Petroleum (Deepwater) Inc
BHP Billiton Petroleum (GOM) Inc
BHP Billiton Petroleum (International Exploration) Pty Ltd
BHP Billiton Petroleum (North West Shelf) Pty Ltd
BHP Billiton Petroleum (Pipelines Investments) Pty Ltd
BHP Billiton Petroleum (Victoria) Pty Ltd
BHP Billiton Petroleum Great Britain Ltd
BHP Billiton Petroleum International Pty Ltd
BHP Billiton Petroleum Ltd
BHP Billiton Petroleum Pty Ltd
BHP Billiton Petroleum Trading and Marketing (Asia) Pte Ltd
BHP Billiton Petroleum Trading & Marketing Inc
BHP Billiton Petroleum Trading and Marketing Pty Ltd
BHP Billiton PNG Services Ltd
BHP Billiton Raw Materials B.V.
BHP Billiton Shared Business Services Pty Ltd
BHP Billiton Transport and Logistics Pty Ltd
BHP Billiton World Exploration Inc
BHP Canadian Diamonds Company
BHP Capital No 20 Pty Ltd
BHP Chile Inc
BHP Coal Holdings Pty Ltd
BHP Coal Pty Ltd
BHP Copper Inc
BHP Development Finance Pty Ltd
BHP Escondida Inc
BHP Finance (International) Inc
BHP Finance (Investments) USA Inc
BHP Finance (USA) Inc
BHP Finance Investments (I) Pty Ltd

BHP Financial Services (UK) Ltd
BHP Hawaii Inc
BHP Holdings (International) Inc
BHP Holdings (Operations) Inc
BHP Holdings (Resources) Inc
BHP Holdings (USA) Inc
BHP Holdings International (Investments) Inc
BHP Internacional Participacoes Ltda
BHP International Finance Corporation
BHP International Holdings Ltd
BHP Investments (Europe) Ltd
BHP Iron Ore (Jimblebar) Pty Ltd
BHP Iron Pty Ltd
BHP Khanij Anvshana Private Limited
BHP Madagascar SARL
BHP Mineral Resources Inc
BHP Minerals Asia Inc
BHP Minerals Asia Pacific Pty Ltd
BHP Minerals Europe Ltd
BHP Minerals Exploration Inc
BHP Minerals Ghana Inc
BHP Minerals Holdings Pty Ltd
BHP Minerals India Pvt Ltd
BHP Minerals International Exploration Inc
BHP Minerals International Inc
BHP Minerals Pacific Inc
BHP Minerals Service Company
BHP Minerals Sulawesi Inc
BHP Mitsui Coal Pty Ltd
BHP Navajo Coal Company
BHP Nevada Mining Company
BHP Nevada Railroad Company
BHP Nickel Nouvelle Caledonie SAS
BHP Nominees Investments No 1 Pty Ltd
BHP Nominees Investments No 2 Pty Ltd
BHP Nominees Pty Ltd
BHP Operations Inc
BHP Peru Holdings Inc
BHP Petroleum (Argentina) SA
BHP Petroleum (Ashmore Operations) Pty Ltd
BHP Petroleum (Asia/Pacific) Inc
BHP Petroleum (Cambodia) Pty Ltd
BHP Petroleum (Canada) Inc
BHP Petroleum (Exploration) Inc
BHP Petroleum (India) Pvt Ltd
BHP Petroleum (Otiti) Inc
BHP Petroleum (Pakistan) Pty Ltd
BHP Petroleum (Tankers) Ltd
BHP Petroleum (Tolo) Inc
BHP Petroleum (UK) Corporation
BHP Petroleum (UK) Ltd
BHP Petroleum Investments (Great Britain)Pty Ltd
BHP Petroleum North Sea Ltd
BHP Queensland Coal Limited
BHP Refractories Pty Ltd
BHP Resources Inc
BHP Tintaya SA
BHP Titanium Minerals Pty Ltd
BHP Transport (Belgium) NV
BHP Transport and Logistics (Malaysia) Sdn Bhd
BHP Transport and Logistics (S.E. Asia) Pte Ltd
BHP Transport and Logistics (USA) Inc
BHP Venezuela DRI Ltd
BHP Venezuela Inc
BHP Venture Investments Pty Ltd
Billiton Investment 12 B.V.
Billiton Marketing France SarL
Billiton Marketing Holding B.V.
Billiton Marketing SAR (Hong Kong) Ltd
Billiton Taiwan Ltd
Broken Hill Proprietary (USA) Inc
BSI Commodities Inc
Bulkers Ltd
Copper Holdings International, LLC
County Shipping Company Limited

Dampier Coal (Queensland) Pty Ltd
Dendrobium Coal Pty Ltd
Dia Met Minerals (Africa) Ltd
Eloff Mining Company (Pty) Ltd
Endeavour Coal Pty Ltd
Fathom Management Corporation
Global BHP Copper Ltd
Hamilton Brothers Corporation
Hamilton Brothers Exploration Company
Hamilton Brothers Petroleum Corporation
Hamilton Oil Company Inc
Hay Point Services Pty Ltd
Illawarra Coal Holdings Pty Ltd
Illawarra Services Pty Ltd
IPS USA Inc
Keithen Ltd
Kendilo Coal Inc
Marcona International SA
Minera Agua Rica, LLC
Minera BHP Billiton, SA de CV
Pacific Liner Services Pty Ltd
Pilbara Gas Pty Ltd
PRI Eastern Ltd
PT BHP Billiton Indonesia
PT BHP Kendilo Coal Indonesia
PT Gag Nikel
PT Gorontalo Minerals
PT Juloi Coal
PT Kalteng Coal
PT Lahai Coal
PT Maruwai Coal
PT Pari Coal
PT Ratah Coal
PT Sumber Barito Coal
Samancor AG
San Juan Coal Company
San Juan Transportation Company
San Manuel Arizona Railroad Company
San Manuel Power Co. LLC
Southeastern Petroleum Sales Corporation
Tavela Pty Ltd
The Broken Hill Proprietary Company Pty Ltd
The Norwegian Oil Corporation (DNO-US)
The World Marine & General Insurances Plc
Transition Benefits Fund Pty Ltd
Tugs Pty Ltd
UMAL Consolidated Pty Ltd

BHP Billton Plc Subsidiaries

Entity
12311 Horseshoe Way Inc
1338768 Ontario Inc
1342077 Ontario Inc
719937 Alberta Ltd
862809 Ontario Inc
Advalloy Pty Ltd
Africair (Zimbabwe) Ltd
African Metals Ltd
Alliance Copper Ltd
Aluminium Consortium Venezuela BV
Aluminium Management Company of Mozambique (PTY) Ltd
Alustang (Pty) Ltd
Ansa Petroleum Ltd
AssurantieKantoor Interore BV
Astra Exploration and Mining Co (Pty) Ltd
Atlas Steels Company Limited
Auvernier Limited
Baniettor Mining (Pty) Ltd
Batlhako Ferrochrome (Pty) Ltd
Batlhako Mining Ltd
BCA No. 12 Pty Limited
BCA No. 13 Pty Limited
BCC Nominees Pty Ltd
BHP Billiton Company BV
BHP Billiton Diamonds and Industrial Minerals B.V.
BHP Billiton Finance BV
BHP Billiton Ghana B.V.
BHP Billiton Holdings BV
BHP Billiton International Metals BV
BHP Billiton Japan Limited
BHP Billiton Korea Co. Ltd
BHP Billiton Marketing AG
BHP Billiton Marketing Asia PTE Ltd
BHP Billiton Marketing BV
BHP Billiton Marketing Investments Ltd
BHP Billiton Overseas Holdings (Jersey) Ltd
BHP Billiton Overseas Holdings Ltd
BHP Billiton Raw Materials BV
BHP Billiton SA Holdings Ltd
BHP Billiton SA Investments Ltd
BHP Billiton South Africa Holdings BV
BHP Billiton South African Holdings Ltd
BHP South Africa (Jersey) Ltd
Billiton (BSI) Ltd
Billiton (RA) BV
BHP Billiton (RA) Ltd
BHP Billiton (UK) Ltd
Billiton Aluminium (RAA) Pty Ltd
Billiton Aluminium (Worsley) Pty Ltd
Billiton Aluminium Australia Pty Ltd
Billiton Aluminium Holdings BV

BHP Billiton Aluminium Ltd
Billiton Aluminium Projects (Pty) Ltd
Billiton Aluminium SA Ltd
Billiton Arctic Resources BV
Billiton Argentina BV
Billiton Australia Finance Pty Ltd
Billiton Australia Holdings BV
Billiton Australia Investment 3 Pty Ltd
Billiton Australia Services Pty Limited
BHP Billiton Aviation (Pty) Ltd
Billiton Base Metals Development BV
Billiton Base Metals Ventures BV
Billiton Bolivia BV
Billiton Brasil Holdings BV
BHP Billiton BVI Ltd
Billiton Chile BV
Billiton Chile SA
Billiton China BV
Billiton China Holdings BV
Billiton China Projects BV
Billiton Coal Australia Holdings BV
Billiton Coal Australia Pty Ltd
Billiton Coal Barito BV
Billiton Coal SA Limited
Billiton Coal Taraco BV
Billiton Coal Wirakaneo BV
Billiton Colombia Coal BV
Billiton Colombia Coal Holdings BV
Billiton Congo BV
Billiton Copper Holdings Inc
Billiton Development (Zambia) Ltd
Billiton Development BV
Billiton Development Far East BV
Billiton E&D 10 BV
Billiton E&D 12 BV
Billiton E&D 13 BV
Billiton E&D 14 BV
Billiton E&D 3 BV
Billiton E&D 9 BV
Billiton Ecuador BV
Billiton ESOP Trustees Ltd
Billiton Executive Pension Scheme Trustee Ltd
Billiton Exploration and Mining Indonesia BV
Billiton Exploration and Mining Peru BV
Billiton Exploration Australia Pty Ltd
BHP Billiton Global Holdings (BVI) Ltd
BHP Billiton Group (BVI) Ltd
BHP Billiton Group Ltd
Billiton Guinea BV
BHP Billiton Holdings (BVI) Ltd
BHP Billiton Holdings Ltd
Billiton Holdings NV
Billiton Indonesia Holdings BV
Billiton Insurance Mutual Trust
Billiton Intellectual Property BV
Billiton International (BVI) Ltd

BHP Billiton International Development Ltd
Billiton International Nickel Ltd
BHP Billiton International Services Ltd
Billiton Investment 1 BV
Billiton Investment 12 BV
Billiton Investment 13 BV
Billiton Investment 14 BV
Billiton Investment 15 BV
Billiton Investment 2 BV
Billiton Investment 3 BV
Billiton Investment 6 BV
Billiton Investment 7 BV
Billiton Investment 8 BV
Billiton Investment 9 BV
Billiton Investments Ireland Ltd
BHP Billiton Investments Jersey Ltd
Billiton Ireland Resources BV
Billiton Japan Ltd
BHP Billiton Jersey Limited
Billiton Manganese Australia Pty Ltd
Billiton Manganese Holding BV
Billiton Marketing & Trading (UK) Ltd
Billiton Marketing France SARL
Billiton Marketing Holding BV
Billiton Marketing Investments BV
Billiton Marketing SAR (Hong Kong) Ltd
BHP Billiton Metais SA
BHP Billiton Metall Gmbh
Billiton Metals Canada Inc
Billiton Metals Holdings BV
Billiton Nickel (Ravensthorpe) Pty Ltd
Billiton Nickel Holdings BV
Billiton Philippines BV
Billiton Properties (Pty) Ltd
Billiton Resources Canada Inc
BHP Billiton SA Ltd
BHP Billiton Services Jersey Ltd
Billiton Stratcor Inc
Billiton Stratcor Partnership
Billiton Sudan BV
Billiton Suriname Holdings BV
Billiton Sweden Resources BV
Billiton Taiwan Ltd
Billiton Tanzania Ltd
Billiton UK Resources BV
Billiton Ventures BV
Birdswood Estates (Pty) Ltd
Black Hill Nickel Mines Ltd
BMA Japan K.K.
BM Alliance Marketing Pte Ltd
Boddington Housing Pty Ltd
Brakland Properties (Pty) Ltd
BSI Alloys Inc
Camaguey Mining Ltd
Carbones Del Cerrejon SA
Cerrejon Zona Norte SA

Cerro Matoso Holdings (BVI) Ltd
Cerro Matoso SA
Chemfos Ltd
Chrystal Services Ltd
Coal Mines Australia Ltd
Coal Operations Australia Ltd
Coemergence Inc.
Colliery Officials Training Centre (Pty) Ltd
Colliery Training College (Pty) Ltd
Columbus Stainless International Ltd
Comet Resources NL
Companhia Vale do Rio Doce (CVRD)
Compania Minera Antamina S.A.
Compania Minera Cerro Colorado Ltda
Compania Minera Los Naranjos SA
Compania Minera Rio Quito BV
Compania Minera Riochilex SA
Compania Minera Urumalqui SA
Conicol BVI Ltd
Consolidated Nominees (Pty) Ltd
Crometals (Pty) Ltd
Cromweld Steels Limited
D & H Coal Ltd
Danjan (Pty) Ltd
Donkerpoort Iron and Titanium (Pty) Ltd
Donnington Mining Company (Pvt) Ltd
Douglas Colliery Ltd
Douglas Colliery Services Ltd
Dubuisson Exploration Ltd
Duvha Opencast Services (Pty) Ltd
EEM Empreendimentos Electromatalurgicos PF Ltd
Electrolytic Metal Corporation (Pty) Ltd
Elyplac Ltd
Emaswati Holding Company (Pty) Ltd
Ermelo Mines Services (Pty) Ltd
Esidulini (Pty) Ltd
Euronimba Ltd
Executive Jet (Pty) Ltd
Executive Wings (Pty) Ltd
FAH Marketing BV
Federale Prospekteerders Beperk
Fedswa Prospekteerders (Pty) Ltd
Fersam Ltd
Free State Farmers Mutual Exploration & Mining Corporation (Pty) Ltd
Gard Australia Pty Ltd
Gard Holdings Ltd
Gatro Argentina Minera SA
Gatro Bolivia Minera SA
Gatro Canada BV
Gatro Canada Holdings NV
Gatro Caribbean Investments BVI
Gatro Ecuador Minera SA
Gatro Mexico Minera SA de CV
Gatro South America Holdings Ltd
Gengro Ltd
Gramton Limited

Groote Eylandt Mining Company Pty Ltd
Gulf Ferro Alloys Ltd
Henry Gould (Pty) Ltd
Hillside Aluminium Ltd
Honeybourne Investments Pty Ltd
Hunter Valley Energy Coal Ltd
Ingwe Collieries Ltd
Ingwe Exploration and Mining Holding Ltd
Ingwe Housing Association
Ingwe Surface Holdings Ltd
Integris Metals Ltd
Kangwane Anthracite (Pty) Ltd
Kappa Finance Ltd
Kenilworth Estates (Pvt) Ltd
Lornex Mining Corporation Ltd
Manganese Metal Co (Pty) Ltd
Manganor Iron Mining Ltd
Manhattan Syndicate Ltd
Marble Lime & Associated Products (Pvt) Ltd
Marico Chrome Corporation (Pty) Ltd
Marmal Nickel Mines Ltd
McAlpine SA Ltd
Middelburg Mine Services (Pty) Ltd
Middelburg Steel and Alloys (Pty) Ltd
Middelburg Technochrome (Pty) Ltd
Middelplaats Manganese Ltd
Mine and Smelter Investments (Pty) Ltd
Minera Alumbrera Limited
Minera Soloco SA
Mineracao Rio de Norte SA
Minsaco Investments Pty Ltd
Mobrun Copper Inc
Moretele Coal Company (Pty) Ltd
Mount Nansen Mines Ltd
Mozal SARL
MSI Investments (BVI) Ltd
Mt Arthur Coal Pty ltd
Musto Explorations (Bermuda) Limited
NAMD Inc
Netherlands Manganese Investments BV
Newco AG
Nicolet Minerals Company
Nippon Manganese Pty Ltd
Northwood Resources Inc
Noumea Enterprises SA
NST Ferrochrome (Pty) Ltd
NV Billiton Maatschappij Suriname
Pering Mine (Pty) Ltd
Pering Mine Services Holdings (Pty) Ltd
Pidgeon Molybdenum Mines Limited
Pienaarsrivier Mynboumaatskappy Bpk
Plettenberg Bay Estates Ltd
Poschrome (Pty) Ltd
PT Billiton Indonesia
QNI Employee Share Plan Pty Ltd
QNI Exploration & Development Pty Ltd

QNI International Pty Ltd
QNI Metals Pty Ltd
QNI Nickel (WA) Pty Ltd
QNI Nouvelle Caledonie SA
QNI Philippines Inc
QNI Pty Ltd
QNI Resources Pty Ltd
QNI South America Pty Ltd
QNI Superannuation Nominees Pty Ltd
QNI Technology Pty Ltd
QNI Western Australia Pty Ltd
Queensland Nickel Pty Ltd
Queensland Nickel Sales Pty Ltd
RAL (Barbados) Inc.
RAL Cayman Inc.
RAL Insurance Company Limited
Ravensthorpe Nickel Operations Pty Ltd
Ravensworth Coal Terminal Pty Ltd
RG Properties Ltd
Richards Bay Coal Terminal Company Ltd
Richards Bay Iron & Titanium (Pty) Ltd
Richbay Mine Holding (Pty) Ltd
Richbay Smelter Holdings (Pty) Ltd
Richigata (Pty) Ltd
Rietspruit Mine Services (Pty) Ltd
Rio Algom Exploration Inc
Rio Algom Investments (Chile) Inc
Rio Algom Ireland Limited
Rio Algom Limited
Rio Algom Mining Corporation
Rio Algom Namibia (Proprietary) Limited
Rio Crandon LLC
Riocerro Inc
Riochile Inc
Riomexicanex, SA de CV
Riversdale Anthracite Colliery (Pty) Ltd
Roedtan Mining Company (Pty) Ltd
Romsley Estates (Pvt) Ltd
SA Manganese (Pty) Ltd
Sage Creek Coal Limited
Samancor (Australia) Pty Ltd
Samancor (Japan) Ltd
Samancor AG
Samancor International Ltd
Samancor Ltd
Samancor Management Services (Pty) Ltd
Samfrance Investments Ltd
Samtem (Pty) Ltd
San Felipe Mining Ltd
Savage & Lovemore Mining (Pty) Ltd
Setting Lake Nickel Mines
Settlers Mynboumaatskappy Bpk
SMM Holdings Ltd
Sociedad Minera La Granja SA
Sociedade Geral de Mineracao de Mozambique Sarl
Societe des Mines de Bogota

Soul of Africa Game Lodges (Pty) Ltd
South African Managanese (Pty) Ltd
Stein Insurance Co Ltd
Stein Insurance Company (Jersey) Limited
Sweet River Investments Ltd
Tarrus (Pty) Ltd
Tasmanian Electro Metallurgical Co (Pty) Ltd
Terra Nominees (Pty) Ltd
The Wallarah Coal Company Pty Ltd
Tim Bradbury Associates (Pty) Ltd
Tisand (Pty) Ltd
Tojan Holding Co (Pty) Ltd
Tonmet AG
T-Project Holdings (Pty) Ltd
Transkei Granite Holdings (Pty) Ltd
Transkei Pioneer Mining Co
Transvaal and Delagoa Bay Investment Co Ltd
Transvaal Coal Owners Association (1923) Pty Ltd
Uniholdings Ltd
Union Corporation Prospecting Zimbabwe (Private) Ltd
Union Corporation Zimbabwe (Private) Ltd
Universal Ore & Alloys Ltd
Valepar SA
Valesul Aluminio SA
Venezuela Aluminium Holdings BV
Victoria Exploration & Mining Ltd
Waterkloof Chrome Mines Ltd `1
Westchester Insurance Co Ltd
Worsley Alumina Pty Ltd
Wyong Coal Pty Ltd
Wyong Coal Sales Pty Ltd
Zimbabwe Strathmore Explorations Ltd
Zimbabwe Strathmore Investments Ltd
Zululand Titanium (Pty) Ltd